SECURITIES AND EXCHANGE COMMISSION
                                               Washington, D.C.  20549
                                                   ______________



                                                      FORM 8-K


                                                   CURRENT REPORT
                                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                                           SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)  August 5, 1994

                    ______
 Delaware         Canandaigua Wine Company, Inc. and its     16-0716709
                     subsidiaries
 New York         Batavia Wine Cellars, Inc.                 16-1222994
 Delaware         Bisceglia Brothers Wine Co.                94-2248544
 California       California Products Company                94-0360780
 New York         Canandaigua West, Inc.                     16-1462887
 New York         Guild Wineries & Distilleries, Inc.        16-1401046
 South Carolina   Tenner Brothers, Inc.                      57-0474561
 New York         Widmer's Wine Cellars, Inc.                16-1184188
 Delaware         Barton Incorporated                        36-3500366
 Delaware         Barton Brands, Ltd.                        36-3185921
 Maryland         Barton Beers, Ltd.                         36-2855879
 Connecticut      Barton Brands of California, Inc.          06-1048198
 Georgia          Barton Brands of Georgia, Inc.             58-1215938
 New York         Barton Distillers Import Corp.             13-1794441
 Delaware         Barton Financial Corporation               51-0311795
 Wisoncsin        Stevens Point Beverage Co.                 39-0638900
 New York         Monarch Wine Company, Limited Partnership  36-3547524
 Illinois         Barton Management, Inc.                    36-3539106
 New York         Vintners International Company, Inc.       16-1443663
_____________      _______________________________________    __________
(State or other    (Exact Name of registrant as specified    (I.R.S.
incorporation or     in its charter)                          Employer
organization)                                            Identification
                                                         Number)

116 Buffalo Street, Canandaigua, New York       14424
___________________________________________________________
(Address of Principal Executive Offices)        (Zip Code)

Registrant's Telephone Number, Including Area Code  (716)394-7900
                                                    _____________


Former Name, Former Adress and Former Fiscal Year, if Changed Since
Last Report

Item 2.

    On August 5, 1994, Canandaigua Wine Company, Inc. (the "Registrant"), through its wholly-owned subsidiary, Canandaigua West, Inc., acquired certain of the assets of Heublein, Inc. ("Heublein"). The acquisition was made pursuant to an Asset Purchase Agreement dated August 3, 1994 (the "Asset Purchase Agreement") entered into between Heublein and the Registrant.
The acquisition included the wine brands Almaden and Inglenook as well as Belaire Creek Cellars, Chateau La Salle and Charles Le Franc table wines, Le Domaine Champagne and Almaden, Hartley and Jacques Bonet brandy. The Registrant also acquired wineries in Madera and Escalon, California and the grape juice concentrate business which Heublein had conducted at the Madera winery, along with certain foreign duty credits related thereto. The Registrant intends to operate such wineries and continue the sale of products under the acquired brands. The consideration for the transaction was the result of arms-length negotiations and consisted of the following (the terms used hereinafter have the same respective meanings as set forth in the Asset Purchase Agreement which is attached hereto as an exhibit):

    (a) Cash Purchase Price in the amount of $130,554,577, which is the sum of (i) the estimated Book Values, as of the closing date, of the inventories, prepaid expenses, and property, plant and equipment and deferred mold charges included in the assets acquired by the Registrant (the "Purchased Assets"), (ii) $25,000,000, paid by the Registrant for the Almaden brands, and (iii) $500,000, paid by the Registrant as consideration for Heublein's covenant not to compete with the Registrant in the United States for a period of 5 years following the Closing in the production and sale of grape juice concentrate or sale of packaged wines bearing the designation "Chablis" or "Burgundy" except where, among other exceptions, such designations are currently used with certain brands retained by Heublein, less the sum of (a) the estimated Book Value, as of the Closing Date, of the liabilities assumed by the Registrant (the "Assumed Balance Sheet Liabilities"), and (b) $47,575,000. Following the Closing, Heublein will deliver to the Registrant a Closing Statement setting forth the aggregate Book Value, as of the Closing Date, of those items included in part
         (i), above, and deducting therefrom the aggregate Book Value, as of the Closing Date, of the items included in part (a), above. The Closing Statement will also set forth the amount (the "Adjustment Amount"), by which the actual Book Value of the Purchased Assets, as of the Closing Date, exceeds or is less than $152,629,577, the estimate of such amounts as of the Closing Date. The Adjustment Amount will be paid by the Registrant or by Heublein, as appropriate, provided that the Registrant will be entitled to raise objections to the Book Values set forth in the Closing Statement. If, following such objections, the Registrant and Heublein are unable to agree on such Book Values, then the objections will be submitted to an internationally recognized firm of independent public accountants, designated jointly by the Registrant and Heublein, whose decision regarding the resolution of the objections shall be final and binding on the Registrant and Heublein.

    (b) The issuance to Heublein of options (the "Options") to purchase an aggregate of 600,000 shares of the Registrant's Class A Common Stock, consisting of (i) 200,000 shares at an exercise price of $30.00 per share and (ii) 400,000 shares at an exercise price of $35.00 per share. The Options are immediately exercisable by Heublein and expire on August 5, 1996. The Options are subject to anti-dilution adjustments and will not be registered under the Securities Act of 1933, as amended.

    (c) The assumption of certain operating liabilities relating to the assets and business acquired from Heublein which are subject to adjustment pending receipt of the final
         Closing Statement.

    (d) The issuance to Heublein of a certain nonrecourse promissory note (the "Foreign Duty Credit Note" in the amount of $3,673,766.21 pursuant to which the Registrant shall pay to Heublein certain duty drawback amounts which the Registrant receives resulting from the exportation of certain grape juice concentrate.

    The source of the cash payment made at closing, together with payment of other costs and expenses required by the transaction, was financing provided to the Registrant pursuant to a certain Second Amendment and Restatement dated as of August 5, 1994 of Amendment and Restatement of Credit Agreement dated as of June 29, 1993 (the "Amended Credit Agreement") among the Registrant, its principal operating subsidiaries (the "Subsidiaries"), and a syndicate of 11 banks for which The Chase Manhattan Bank (National Association) ("Chase") acts as agent. The syndicate includes Chase, Chase's Rochester Division, the First National Bank of Boston, Manufacturers and Traders Trust Company, NBD Bank, N.A., National City Bank, PNC Bank, National Association, Wells Fargo Bank, N.A., American National Bank and Trust Company of Chicago, The First National Bank of Chicago and the Dawia Bank, Ltd. (the "Banks"). The Amended Credit Agreement provides for (i) a $224,000,000 term loan facility due in June 2000, (ii) a $185,000,000 Revolving Credit Facility expiring in June 2000 and (iii) the previously existing $28,200,000 irrevocable letter of credit issued in connection with the Registrant's June 29, 1993 acquisition of Barton Incorporated.
In connection with the Amended Credit Agreement, the Banks have continued their liens and security interests in substantially all of the assets of the Registrant and the Subsidiaries and were given liens and security interests in the assets acquired from Heublein, including mortgage liens and security interests in all accounts and general intangibles, inventory, equipment, trademarks and other properties. Repayment of the loans is also guaranteed by the Subsidiaries.

    The foregoing information contained in this Form 8-K with respect to the acquisition and the financing thereof is qualified in its entirety by reference to the complete text of the Asset Purchase Agreement and the Amended Credit Agreement, copies of which are attached hereto as Exhibits.


Item 5.  Press Release

    On August 5, 1994, the Registrant and Heublein issued the following joint press release:

    Canandaigua Wine Company, Inc. (NASDAQ/NMS:WINEA & WINEB) and Heublein, Inc., a U.S. subsidiary of International Distillers and Vintners, the drinks sector of Grand Metropolitan PLC (NYSE/ADR.:GRM), announced today that they have completed the transaction under which Canandaigua has acquired from Heublein the brands Almaden and Inglenook, as well as the Belaire Creek Cellars, Chateau La Salle and Charles Le Franc table wines,
Le Domaine Champagne and Almaden, Hartley and Jacques Bonet
brandy.   Canandaigua also acquired Heublein's wineries in Madera
and Escalon, California, and the grape juice concentrate business operated by Heublein at the Madera winery.

    Marvin Sands, Chairman of the Board of Canandaigua said, "This acquisition, which includes the Nation's third and sixth largest wine brands, strategically positions Canandaigua as a leader in the domestic table wine business. With separate sales forces and distribution networks for the acquired brands and Canandaigua's current brands, we believe we will succeed in maintaining the continued success of our entire portfolio, including the newly acquired brands." Sands added, "Having recently visited the Madera winery, one of the largest in the world, I found a high level of excitement among our new employees who joined Canandaigua which is highly devoted to the continued development of the wine business in the United States."

    Robert M. Furek, President and Chief Executive Officer, Heublein, said, "The sale positions us for continued growth and illustrates our long-term strategy of focusing on premium brands while reducing our cost base." He added, "We can now provide even stronger support for our portfolio of vintage dated and varietal wines, including such highly successful brands as Beaulieu Vineyard, Glen Ellen, Blossom Hill and M.G. Vallejo."

    The consideration for the transaction consisted of a cash purchase price of approximately $130.5 million, the assumption by Canandaigua of approximately $4.8 million of operating liabilities, and the issuance to Heublein by Canandaigua of options to purchase 200,000 shares of Canandaigua's Class A Common Stock at an exercise price of $30 per share and 400,000 shares of its Class A Common Stock at $35 per share. As a result of discussions between Heublein and Canandaigua following the initial announcement regarding this transaction, Heublein has retained its wineries in Paicines and Reedley, California and its minority interest in the Madera Glass Company. Heublein has also retained accounts receivable associated with the business being sold.

    The acquisition and related activities were financed by a $180 million increase in Canandaigua's term loans and a $90 million increase in its revolving credit line under Canandaigua's existing credit facility, all of which was arranged through The
Chase Manhattan Bank (National Association).   The increase in
Canandaigua's revolving credit line will be used primarily to purchase grapes from the 1994 harvest relative to the acquired business.

    For Heublein's fiscal year ended September 30, 1993, net sales (excluding federal excise taxes) related to the assets and business being sold were approximately $235 million.

    Effective upon closing, Canandaigua consolidated the acquired business into its wine division and hired virtually all of the employees from Heublein related to the acquired business.
Employees who were not offered jobs by Canandaigua or not retained by Heublein will receive severance benefits and outplacement services from Heublein.

    International Distillers and Vintners is the world's largest wine and spirits business by volume. Heublein, based in Farmington, Connecticut, produces, imports and markets more than 100 brands of wines and spirits, including Beaulieu Vineyard, Glen Ellen, Blossom Hill and Mouton Cadet wines, Smirnoff vodka, Jose Cuervo tequila, Black Velvet Canadian whisky and Christian Brothers brandy. The company's domestic wine business is managed by the San Mateo, California-based Heublein wine division under the direction of Christopher P. Mottern, Executive Vice President.

    Canandaigua Wine Company, headquartered in Canandaigua, New York, is the second largest wine producer, fourth largest marketer of imported beers and eighth largest producer and marketer of distilled spirits in the United States. The Company's principal brands, giving effect to the acquisition, include Corona beer, Almaden Wines, Inglenook Wines, Richards Wild Irish Rose wines, Paul Masson wines, Taylor California Cellars wines, Cook's champagne, St. Pauli Girl beer, Cribari wines, Manischewitz wines, J. Roget champagne, Barton gin and vodka, Tsingtao beer, Ten High bourbon and Montezuma tequila. Canandaigua's Wine Division is managed by Chris Kalabokes, Sr. Vice President and President of the Wine Division.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

    (a)  Financial Statements of Business Acquired.

    At the time of the filing of this Report, it is impracticable to provide the financial statements required by Item 7 of Form 8-K and Rule 3-05(b) of Regulation S-X and the manually-signed accountants' report required by Rule 2-02 of Regulation S-X. The required financial statements and the manually-signed accountants' report will be filed by the Registrant, under cover of Form 8-K/A, as soon as practicable, but not later than October 19, 1994.

    (b)  Pro Forma Financial Information.

    At the time of the filing of this Report, it is impracticable to provide the unaudited pro forma financial information required by Article 11 of Regulation S-X. The pro forma financial information required by Article 11 of Regulation S-X will be filed by the Registrant, under cover of Form 8-K/A, as soon as practicable, but not later than October 19, 1994.

    (c)  Exhibits.

    See Index to Exhibits.
                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                    CANANDAIGUA WINE COMPANY, INC.


Dated:  August 22, 1994                 By:  /s/Richard Sands
                                            Richard Sands, President and
                                            Chief Executive Officer


                                 SUBSIDIARIES

                                    Batavia Wine Cellars, Inc.


Dated:  August 22, 1994                      By:/s/Richard Sands
                                            Richard Sands, Vice President

                                    Bisceglia Brothers Wine Co.


Dated:  August 22, 1994                      By: /s/Richard Sands
                                            Richard Sands, Vice
                                            President

                                    Canandaigua West, Inc.


Dated:  August 22, 1994                      By:/s/Richard Sands
                                            Richard Sands, President

                                           California Products Company


Dated:  August 22, 1994                      By: /s/Richard Sands
                                            Richard Sands, Vice
                                            President

                                      Guild Wineries & Distilleries,
                                     Inc.


Dated:  August 22, 1994                      By: /s/Richard Sands
                                            Richard Sands, Chairman of
                                            the Board

                                    Tenner Brothers, Inc.


Dated:  August 22, 1994                      By: /s/Richard Sands
                                            Richard Sands, Vice
                                            President


                                    Widmer's Wine Cellars, Inc.


Dated:  August 22, 1994                      By:/s/Richard Sands
                                            Richard Sands, Vice
    					    President

                                    Barton Incorporated


Dated:  August 22, 1994                   By: /s/Richard Sands
                                            Richard Sands, Vice
     					    President

                                    Barton Brands, Ltd.


Dated:  August 22, 1994                   By:/s/Richard Sands
                                            Richard Sands, Vice
                                             President

                                    Barton Beers, Ltd.


Dated:  August 22, 1994                     By:  /s/Richard Sands
                                           Richard Sands, Vice
                                        President

                                    Barton Brands of California, Inc.


Dated:  August 22, 1994                      By:/s/Richard Sands
                                            Richard Sands, Vice
                                        President

                                    Barton Brands of Georgia, Inc.


Dated:  August 22, 1994                  By:/s/    Richard Sands
                                        Richard Sands, Vice President

                                    Barton Distillers Import Corp.


Dated:  August 22, 1994                      By: /s/Richard Sands
                                            Richard Sands, Vice
                                        President

                                    Barton Financial Corporation


Dated:  August 22, 1994                   By:/s/David S. Sorce
                                            David S. Sorce, Vice President

                                    Stevens Point Beverage Co.


Dated:  August 22, 1994                   By:/s/Richard Sands
                                            Richard Sands, Vice President

                                    Monarch Wine Company, Limited
                                    Partnership


Dated:  August 22, 1994                   By:/s/Richard Sands
                                            Richard Sands, Vice
                                        President Barton
                                            Management, Inc., General
                                        Partner

                                    Barton Management, Inc.


Dated:  August 22, 1994                      By:   /s/Richard Sands
                                            Richard Sands, Vice
                                            President

                              Vintners International Company, Inc.


Dated:  August 22, 1994                      By:/s/Richard Sands
                                            Richard Sands, President

                               INDEX TO EXHIBITS


(1) Underwriting agreement

    Not Applicable.

(2) Plan of acquisition, reorganization, arrangement, liquidation or succession

    (a) Asset Purchase Agreement between Heublein, Inc. and Canandaigua Wine Company, Inc. dated August 3, 1994 (including a list briefly identifying all contents of all omitted exhibits and schedules thereto *) is included herein as Exhibit 2(a) at pages ___ through _____ of this Report.

    (b) Second Amendment and Restatement dated as of August 5, 1994 of Amendment and Restatement of Credit Agreement dated as of June 29, 1993 among the Registrant, its subsidiaries and certain banks for which The Chase Manhattan Bank (National Association) act as agent (including a list briefly identifying the contents of all omitted exhibits and schedules thereto *) is included herein as Exhibit 2(b) at pages ___ through ___ of this Report.

    (c) Security Agreement dated as of August 5, 1994 among the Registrant, its Subsidiaries and certain banks for which The Chase Manhattan Bank (National Association) acts as agent (including a list briefly identifying the contents of all omitted exhibits and schedules thereto *) is included herein as Exhibit 2(c) at pages ___ through ___of this Report.

(4) Instruments defining the rights of security holders, including indentures

    Not Applicable.

(16)     Letter re change in certifying accountant

    Not Applicable.

(17)     Letter re director resignation

    Not Applicable.

(20)     Other documents or statements to security holders

    Not Applicable.

(23)     Consents of experts and counsel

    Not Applicable.

(24)     Power of attorney

    Not Applicable.

(27)     Financial Data Schedule

    Not Applicable.

(99)     Additional Exhibits

    None.


*The Registrant will provide copies to security holders of any of the referenced omitted exhibits upon written request.


                                                SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              CANANDAIGUA WINE COMPANY, INC.


Dated:  August 22, 1994                         By:   s/Richard Sands
                                                    Richard Sands, President and
                                                    Chief Executive Officer


                                               SUBSIDIARIES

                                               Batavia Wine Cellars, Inc.


Dated:  August 22, 1994                          By: s/Richard Sands
                                                    Richard Sands, Vice President

                                               Bisceglia Brothers Wine Co.


Dated:  August 22, 1994                          By: s/Richard Sands
                                                   Richard Sands,Vice President

                                               Canandaigua West, Inc.

Dated:  August 22, 1994                         By: s/Richard Sands
                                                    Richard Sands, President

                                               California Products Company


Dated:  August 22, 1994                          By: s/Richard Sands
                                                   Richard Sands, Vice President

                                               Guild Wineries & Distilleries, Inc.


Dated:  August 22, 1994                          By:   s/Richard Sands
                                                     Richard Sands, Chairman of the Board

                                               Tenner Brothers, Inc.


Dated:  August 22, 1994                          By:   s/Richard Sands
                                                 Richard Sands, Vice President

                                                Widmer's Wine Cellars, Inc.


Dated:  August 22, 1994                           By:   s/Richard Sands
                                                     Richard Sands, Vice
                                                                President

                                                Barton Incorporated


Dated:  August 22, 1994                          By:   s/Richard Sands
                                                 Richard Sands, Vice
                                                          President

                                                Barton Brands, Ltd.


Dated:  August 22, 1994                         By:   s/Richard Sands
                                                Richard Sands, Vice
                                                            President

                                                Barton Beers, Ltd.


Dated:  August 22, 1994                         By:   s/Richard Sands
                                                Richard Sands, Vice
                                                                President

                                                Barton Brands of California, Inc.


Dated:  August 22, 1994                         By:   s/Richard Sands
                                                Richard Sands, Vice
                                                                President

                                                Barton Brands of Georgia, Inc.


Dated:  August 22, 1994                         By:   s/Richard Sands
                                                Richard Sands, Vice
                                                            President

                                               Barton Distillers Import Corp.


Dated:  August 22, 1994                        By:  s/Richard Sands
                                               Richard Sands, Vice
                                                                President

                                               Barton Financial Corporation


Dated:  August 22, 1994                         By:     s/David S. Sorce
                                                David S. Sorce, Vice President

                                               Stevens Point Beverage Co.


Dated:  August 22, 1994                        By:   s/Richard Sands
                                                Richard Sands, Vice
                                                             President

                                               Monarch Wine Company, Limited
                                                Partnership


Dated:  August 22, 1994                        By:   s/Richard Sands
                                               Richard Sands, Vice
                                               President Barton Management,
                                               Inc., General Partner

                                               Barton Management, Inc.


Dated:  August 22, 1994                        By:   s/Richard Sands
                                               Richard Sands, Vice
                                                                President

                                               Vintners International Company,
                                                Inc.


Dated:  August 22, 1994                        By:  s/Richard Sands
                                               Richard Sands, President

                                             INDEX TO EXHIBITS


(1)    Underwriting agreement

       Not Applicable.

(2) Plan of acquisition, reorganization, arrangement, liquidation or succession


(4) Instruments defining the rights of security holders, including indentures

       Not Applicable.

(16)          Letter re change in certifying accountant

       Not Applicable.

(17)          Letter re director resignation

       Not Applicable.

(20)          Other documents or statements to security holders

       Not Applicable.

(23)          Consents of experts and counsel

       Not Applicable.

(24)          Power of attorney

       Not Applicable.

(27)          Financial Data Schedule

       Not Applicable.

(99)          Additional Exhibits

       None.